Consolidated Statements of Comprehensive Loss (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Net loss	$ (1,731,725)	$ (1,595,111)
Other comprehensive income (loss):
Unrealized gains on securities available for sale arising during period	393,538	910,278
Reclassification adjustment for realized gains on securities available for sale arising during the period	(514,758)	(403,712)
Other comprehensive income (loss)	(121,220)	506,566
Comprehensive loss	$ (1,852,945)	$ (1,088,545)